                                                                    Exhibit 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the inclusion in this Form 10-K of our report dated January 28, 1995, on our audit of the financial statements of Edwards Capital Company for the year ended December 31, 1994.



                                                 /s/ Friedman Alpren & Green LLP
                                                 Friedman Alpren & Green LLP

New York, New York
March 28, 1997